                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      DECEMBER 9, 1996


                                VIEW TECH, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                          0-25940             77-0312442
(STATE OR OTHER JURISDICTION      (COMMISSION FILE    (I.R.S. EMPLOYER
 OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)



         950 FLYNN ROAD, CAMARILLO, CALIFORNIA                  93012
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (805) 482-8277



                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 8.  CHANGE IN FISCAL YEAR


See attached information release.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIEW TECH, INC.



December 13, 1996                       /s/  William M. McKay
-----------------                       -----------------------
Date                                    William M. McKay
                                        Chief Financial Officer

                          [LOGO OF VIEW TECH, INC.]

For Further Information:

CONTACT:    Robert G. Hatfield                                William F. Coffin
            Chairman and CEO                                          President
            or                                                               or
            William M. McKay                                  Steven B. Johnson
            Chief Financial Officer and Treasurer                       Partner
            VIEW TECH, INC.                         COFFIN COMMUNICATIONS GROUP
            (805) 482-8277                                       (818) 789-0100


For Immediate Release:
December 13, 1996

                 VIEW TECH, INC. ANNOUNCES CHANGE IN YEAR END

CAMARILLO, CA December 13, 1996 -- View Tech, Inc. (NASDAQ/NMS:VUTK), a leader in video communications, announced today that its board of directors voted on December 9, 1996 to change the Company's year end to December 31 from a fiscal year end of June 30. The Company will file with the Securities and Exchange Commission a report on Form 10-KSB covering the period from July 1, 1996 to December 31, 1996.

Robert G. Hatfield, chairman and chief executive officer of View Tech, stated "USTeleCenters, Inc., our recently announced merger partner, as well as our clients and customers have a calendar year end. This change was made to accommodate the combined Company's financial planning which is significantly influenced by many factors including our clients' contract renewals, which occur at year end."

In connection with the change, the Annual Meeting of Shareholders will now be held in May of each year. Accordingly the Notice of Annual Meeting of Shareholders and a Proxy Statement will be delivered in April 1997. To be considered for inclusion in the proxy materials of the Company for the next Annual Meeting of Shareholders, any shareholder proposal must be submitted in writing and in accordance with SEC rules, to the Company's Secretary at the Company's corporate address by January 15, 1997.

About View Tech, Inc.
---------------------
View Tech, Inc., founded in 1992, is a leader in the marketing, integration and installation of video communication systems and related technology applications. View Tech provides engineering, consulting, training and maintenance services for its entire installed customer base. The company's products and services enable its customers to engage in face-to-face discussions and meetings anywhere in the world through advanced video digital networks.

View Tech's wholly owned subsidiary, USTeleCenters, Inc., was founded in 1986 and is a single source provider of voice, video and data equipment, network services and bundling telecommunications solutions for business customers. The company has equipment distribution partnerships with Ascend, Northern Telecom, PictureTel and markets network services nationally through agency agreements with Bell Atlantic, GTE, NYNEX, Southwestern Bell and Sprint.

                                      ###